UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

Navient Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13865 Sunrise Valley Drive, Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 810-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	NAVI	The Nasdaq Global Select Market
6% Senior Notes due December 15, 2043	JSM	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	None	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 5, 2025, Navient Corporation (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business on April 7, 2025, the record date for the Annual Meeting, 101,150,217 shares of common stock, par value $.01 per share, were outstanding and entitled to vote. At the Annual Meeting, 94,643,582 shares, or approximately 93.57% of the outstanding shares of common stock entitled to vote were represented in person or by proxy. At the Annual Meeting, the following proposals were submitted to a vote of the Company’s shareholders, with the voting results indicated below:

Proposal 1 – Election of Directors. The Company’s shareholders elected the following 7 directors to hold office until the 2026 Annual Meeting of Shareholders and until their successors have been duly elected or appointed:

	For	Against	Abstain	Broker Non-Votes
Frederick Arnold	82,265,455	2,219,878	27,352	7,130,897
Edward J. Bramson	86,639,105	847,561	26,019	7,130,897
Anna Escobedo Cabral	85,226,173	2,247,162	39,350	7,130,897
Larry A. Klane	84,880,405	2,608,623	23,657	7,130,897
Michael A. Lawson	86,034,726	1,457,568	20,391	7,130,897
Jane J. Thompson	82,280,802	3,192,559	39,324	7,130,897
David L. Yowan	86,393,044	1,096,322	23,319	7,130,897

Proposal 2 – Ratification of the Appointment of KPMG LLP. The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, as follows:

For	Against	Abstain
93,271,762	1,278,064	93,756

Proposal 3 – Advisory Vote on Executive Compensation. The Company’s shareholders approved, by an advisory vote, the compensation of its named executive officers, as follows:

For	Against	Abstain	Broker Non-Votes
70,352,947	16,899,256	260,482	7,130,897

ITEM 8.01	OTHER EVENTS

On May 19, 2025, the Company completed the transition services agreement (TSA) with Coding Solutions Acquisition, Inc. (CorroHealth) for activities related to the sale of Xtend Healthcare, LLC. On May 31, 2025, the Company also completed the TSA with Higher Education Loan Authority of the State of Missouri (MOHELA).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

	By:	/s/ Matthew Sheldon
		Name:	Matthew Sheldon
		Title:	Senior Vice President & General Counsel

Date: June 5, 2025